SALOMON BROTHERS SERIES FUNDS INC

On behalf of

Salomon Brothers Strategic Bond Fund

Supplement dated May 5, 2006 to the Prospectus dated May 1, 2006

The following information amends and supercedes, as applicable, the disclosure in the Prospectus of Salomon Brothers Strategic Bond Fund (the “fund”), a series of Salomon Brothers Series Funds Inc:

Effective April 28, 2006, Citigroup Asset Management Limited, an affiliate of the fund’s manager that provides advisory services in connection with the fund’s transactions in currencies and non-dollar denominated debt securities, changed its name to Legg Mason International Equities Limited.

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